UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2014

KATY INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05558	75-1277589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Rock Industrial Park Drive
Bridgeton, Missouri  63044
(Address of principal executive offices) (Zip Code)

(314) 656-4321
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This current report on Form 8-K/A amends and supplements the current report on Form 8-K filed by Katy Industries, Inc. on February 25, 2014. The current report on Form 8-K is being amended by this Form 8-K/A to include the audited and unaudited financial statements and other information required by Item 9.01 of Form 8-K concerning our acquisition on February 19, 2014 of Ft. Wayne Holdings, Inc. No other amendments to the Form 8-K are being made by this Form 8-K/A (Amendment No. 1).

Item 9.01 Financial Statements and Exhibits.

a) Financial statements of businesses acquired.

The following historical audited financial statements of Fort Wayne Holdings, Inc. and Subsidiary ("FTW") are filed as Exhibit 99.1 and are hereby incorporated herein by reference:

•	Report of Independent Certified Public Accountants issued by Crowe Horwath, LLP dated March 12, 2013;
•	Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011;
•	Consolidated Statements of Income for the years ended December 31, 2012 and December 31, 2011;
•	Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2012 and December 31, 2011;
•	Consolidated Statements of Cash Flows for the years ended December 31, 2012 and December 31, 2011; and
•	Notes to Consolidated Financial Statements.

The following historical unaudited financial statements of FTW are filed as Exhibit 99.2 and are hereby incorporated herein by reference:

•	Report of Independent Certified Public Accountants issued by Crowe Horwath, LLP dated March 12, 2013;
•	Consolidated Balance Sheets as of September 30, 2013 and December 31, 2012;
•	Consolidated Statements of Income for the nine-month period ended September 30, 2013 and year ended December 31, 2012;
•	Consolidated Statements of Shareholders' Equity for the nine-month period ended September 30, 2013 and the year ended December 31, 2012;
•	Consolidated Statements of Cash Flows for the nine-month period ended September 30, 2013 and the year ended December 31, 2012; and
•	Notes to Consolidated Financial Statements.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial statements, including notes thereto, of Katy Industries, Inc. are filed as Exhibit 99.3 and are hereby incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 27, 2013;
•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 27, 2013 and year ended December 31, 2012; and
•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(c)	Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of FTW Holdings, Inc. and Subsidiary as of and for the years ended December 31, 2012 and December 31, 2011.

99.2	Unaudited financial statements of FTW Holdings, Inc. and Subsidiary as of September 30, 2013 and for the nine-months then ended.

99.3	Unaudited pro forma financial statements of Katy Industries, Inc. and Subsidiaries as of and for the nine months ended September 27, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATY INDUSTRIES, INC.
(Registrant)

By:	/s/ James W. Shaffer
James W. Shaffer
Vice President, Treasurer and Chief Financial Officer

Date: May 5, 2014